ETF OPPORTUNITIES TRUST

T-REX 2X Long FLGC Daily Target ETF
(the “Fund”)

Listed on Cboe BZX Exchange, Inc.

Supplement dated April 28, 2026
to the Prospectus and the Statement of Additional Information (“SAI”) dated January 21, 2026, as supplemented from time to time

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a Plan of Dissolution and Termination (the “Plan”) for the Fund. The Board approved the Plan based on the recommendation of the investment adviser to the Fund and its indication that it had no plans to launch the Fund. The Fund is expected to be terminated and dissolved on or about April 28, 2026.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-833-759-6110.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-833-759-6110.